OTC Financial Network Issues Favorable Report on Mooney Aerospace Group

KERRVILLE, Texas, March 30, 2005 -- Mooney Aerospace Group, Ltd., (OTC Bulletin Board: MNYG) , through its wholly owned subsidiary Mooney Airplane Company, manufactures, markets and supports retractable gear, high-performance single-engine aircrafts, announced today that OTC Financial Network, a division of National Financial Communications Corp., has issued a favorable Investor Facts report on the Company. The report includes a profile of the Company's upcoming projects, market potential, growth strategies and investment considerations. Interested parties can view the report online at http://www.otcfn.com/mnyg/report.html.

Geoffrey Eiten, publisher of the OTC InvestorFacts, stated, "The general aviation market has grown exponentially over the past decade. Due to the deteriorating comfort and inconvenience of commercial airline travel paired with a growing interest in purchasing light aircraft for business and personal transportation, small and medium businesses, along with high net worth individuals, are buying general aviation aircraft at higher rates."

Eiten continued, "As a leading manufacturer of hand-crafted, metal, single engine aircraft, Mooney is building a customer support division, which not only instills confidence in customers but also offers additional revenues to the Company. Mooney recently started delivering the Ovation2 GX and Bravo GX equipped with the Garmin G1000 integrated avionics suite. Mooney is well- positioned to enhance shareholder value."

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About Mooney Aerospace Group Limited

Mooney Aerospace Group, Ltd. is a general aviation holding company located in Kerrville, Texas. The company's wholly owned subsidiary, Mooney Airplane Company, currently sells five models of the M20, the highest performing four- place, single-engine, piston-powered aircraft, now available with the Garmin G1000 glass-panel display. Since its inception in 1946, the company has manufactured and delivered more than 10,000 aircraft worldwide. Today, 7,000 customers in the United States and 1,000 more overseas fly these proven, high- performance airplanes. For more information, visit http://www.mooney.com.

OTC Financial Network serves as special advisor to Mooney Aerospace Group Limited. and has received fees for services, including a monthly base of five thousand dollars plus expenses, paid in cash. This is not an offer to buy or sell securities. Information or opinions in this release are presented solely for informative purposes, and are not intended nor should they be construed as investment advice. Full disclaimer information can be found online at http://www.otcfn.com/mnyg/disclaim.html.

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 (the "Act"). In particular, when used in the preceding discussion, the words "plan," "confident that," "believe," "scheduled," "expect," or "intend to," and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act and are subject to the safe harbor created by the Act. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, market conditions, the availability of components and successful production of the Company's products, general acceptance of the Company's products and technologies, competitive factors, timing, and other risks described in the Company's SEC reports and filings.

Contact Information
Mooney Aerospace Group, Ltd.	OTC Financial Network
J. Nelson Happy	Rick McCaffrey
830-792-2917	781-444-6100 x625
nhappy@mooney.com	rick@otcfn.com
http://www.mooney.com	http://www.otcfn.com/mnyg

BUSINESS SUMMARY

General aviation directly contributes more than $41 billion annually to the U.S. economy (source: General Aviation Manufacturers Association). Mooney Aerospace Group, Ltd., (OTC BB: MNYG), through its wholly owned subsidiary Mooney Airplane Company, manufactures, markets and supports retractable gear, high-performance, piston-powered, single-engine aircraft. Mooney has produced several models of general aviation airplanes and has shipped over 10,000 airplanes worldwide to date.

Currently, Mooney sells five models of the M20, the retractable gear, high-performance, single-engine, piston-powered aircraft. Pilots compare the status and quality of owning a Mooney airplane to owning a Ferrari. A Mooney airplane is the best combination of performance and craftsmanship. Additionally, Mooney is the first high-performance airplane to deliver the state-of-the-art Garmin G1000 all glass cockpit. The integrated avionics suite allows pilots to navigate and communicate more efficiently than previously offered in single-engine aircraft. To date, 7,000 owners in the United States and 1,000 more overseas fly Mooney aircraft.

Mooney is aggressively moving forward with its energized business plan. In 2004 the company more than doubled orders from 36 in 2003 to 82 in 2004, with more growth expected in 2005. This year Mooney is focused on ramping up production of its airplanes and taking cost out of manufacturing to meet the Company's already strong order book. Deliveries are expected to grow from 36 in 2004 to more than double in 2005. In addition to selling airplanes, the Company is building an unmatched customer support division, to provide pilots aftermarket parts and services while creating additional revenues to the Company.

As part of this business plan, Mooney has built a professional management team which blends over 75 years of experience in the aviation industry and more than 90 years of experience in business management. The Company recently hired a new vice president of customer support to help implement this new plan.    Mooney stands to take advantage of a bullish general aviation market with its impressive airplanes, strong order book, declining unit costs, growing support network, and balanced management team.

 STOCK INFORMATION

Business: General Aviation Aircraft

 OTC BB Symbol: MNYG

Click here for updated stock information

Market Price $2.00*

 Common Shares Outstanding: ~10 Million*

Market Cap: $20 Million*

 Fiscal Year End: December 31

Company Contacts:

Investor Relations:

Mooney Aerospace Group., Ltd.

 National Financial Network

165 Al Mooney Rd. N.

300 Chestnut St., Ste. 200

 Kerrville, TX 78028

 Needham, MA 02492

830-792-2917

781-444-6100 x625

830-792-2943 (fax)

781-444-6101 (fax)

nhappy@mooney.com

rick@otcfn.com

J. Nelson Happy, President

 Rick McCaffrey, Investor Relations

Questions? Contact OTC FN at (781) 444.6100 x625 or see www.otcfn.com/mnyg andwww.canwestpetroleum.com

*as of March 31, 2005

Unique Competitive Position

 Due to the inconvenience of airline travel and the growing interest in purchasing light aircraft for business and personal transportation, small to medium businesses along with high net-worth individuals are buying personal aircraft at higher rates. Mooney is preparing to take advantage of the growing general aviation market.

The general aviation market is witnessing a reduction of product liability claims, growth in the economy, better tax depreciation treatment and stronger demand for its airplanes. In 1994 Congress passed the General Aviation Revitalization Act with the intention of invigorating the general aviation market. The law protects manufacturers from claims on an aircraft 18 years or older and has helped fuel growth in research and development for general aviation. As a result, deliveries in the U.S. have jumped from $3.1 billion in 1996 to over $16 billion in 2003. High net-worth individuals and small to medium-sized businesses are buying and using personal aircraft more than ever. Mooney airplanes, with its high safety ratings, efficiency over long distances, performance and speed, are very attractive to these consumers.

INVESTMENT HIGHLIGHTS

Established Brand Name - Mooney has produced retractable gear, high-performance airplanes for over 50 years. Mooney is the leading manufacturer of handcrafted, retractable gear, high-performance, single- engine piston-powered aircraft. Pilots know and depend on the Mooney brand for fast, safe, efficient and impressive aircraft.

Ramping up Production - Mooney is moving to ramp up its aircraft production while taking cost out of manufacturing to meet the Company's already strong order book.

High Margin Customer Support-Mooney owners spend an estimated $40 million annually on airplane parts, support and repair. Mooney plans to capitalize on this growing market by becoming a leading supplier of parts and support and by becoming competitive with alternative suppliers. .

State-of-the-Art Hardware-Mooney recently introduced the Garmin G1000 integrated avionics suite, offering pilots superior navigation and communication display tools. Mooney is first to market in their class with an all glass cockpit.

Experienced Leadership-Mooney's professional leadership team blends over 75 years of experience in the aviation industry and more than 90 years of experience in business management.

Aviation Strengths

Mooney has been producing retractable gear, high-performance, single-engine, piston-powered airplanes since 1946. The Company's rich history in aviation has allowed it to focus on perfecting the fastest, safest and most efficient aircraft possible. As a manufacturer of handcrafted, all metal, single-engine, piston-powered airplane, Mooney is successfully emerging from its reorganization and is now aggressively moving forward with its manufacturing, marketing and support plans. Excellence in speed, performance and safety has made Mooney airplanes a favorite with experienced pilots. Mooney created a basic aircraft design that has been market tested for nearly 60 years and upholds the highest performance/value equation offered in the category. The Mooney brand is well established in the general aviation market; its airplanes are often considered the benchmark for speed and efficiency (source: Flying Magazine, March 2005).

The capability of Mooney aircraft is a strong selling point. Recent developments and improvements in the aircraft have created a strong performer in the current market. Mooney's line of M20s are fast and the leading performers over long distances. Mooney airplanes lead its class with a steel roll-cage, which has been standard in the Company's airplanes for over 50 years, enhancing the airplanes safety and integrity. The roll-cage has been such a significant part of the Mooney design that insurance companies offer Mooney owners significantly reduced premiums because of the airplane's enhanced structural integrity. Mooney also offers additional options for its airplanes including oxygen systems, air conditioning, and the only anti-icing system certified for flight into known icing conditions in its class. The latter is an important point of sale for many pilots as the Mooney is the only aircraft in its class to offer such a safety feature. Mooney aircraft have an established safety record, which contribute to lower insurance rates for experienced pilots saving them money over the long term.

Mooney airplanes are attractive purchases to experienced pilots, because the airplanes offer the best combination of performance and craftsmanship coupled with a strong heritage of quality. Mooney is synonymous with speed. Mooney airplanes are unmatched in its class and offer low operating and maintenance costs.

Operations

Orders more than doubled in 2004, and are expected to continue growing in 2005. Production in 2005 is expected to more than double 2004’s production. With a growing order book and strong backlog, the Company is on track to reduce the cost of production. Mooney has the potential to significantly reduce labor and material cost per airplane.

Customer Support

Having recently hired a new vice president of customer support, Mooney will be restructuring its customer support division. Mooney is moving towards manufacturing, purchasing and stocking more than 800 parts, which the Company will be able to sell to its network of 40 nationwide support centers. Additionally, Mooney is updating its factory service center in Kerrville to repair, retrofit and refurbish its airplanes after market. These strategic advancements will provide support to an underserved market and may offer Mooney and its investors access to the estimated $40 million spent annually by Mooney owners on airplane parts, support and repair. Mooney plans to capitalize on this growing market by becoming the primary supplier of parts and services and becoming competitive with alternative suppliers. Customer support is a potentially highly profitable aspect to Mooney's business plan.

State-of-the-Art Avionics Suite

Mooney recently began a cross-country tour featuring its Ovation2 GX and Bravo GX aircraft, the first airplanes in their class to deliver an all-glass cockpit. Each airplane features the Garmin G1000 avionics suite, which integrates all primary flight, navigation, communication, terrain, traffic, weather, engine and sensor data on two 10.4-inch, high-definition LCD displays. The all glass cockpit allows pilots to easily monitor all aircraft-systems and flight-planning functions. By providing the pilot all necessary information, the two screens paint a composite view of the aircraft’s environment allowing the pilot to make safe decisions during each phase of flight.

 Mooney Links and Resources

Mooney's Webpage: Mooney's website, featuring news on the Company, the Freedom Tour, Mooney airplane, the Company's customers, and videos featuring the Garmin G1000 avionics suite.

 Mooney in the News: Third-party articles about Mooney and Mooney Airplanes.

 The Mooney Freedom Tour: Information about Mooney's nationwide Freedom Tour featuring the Ovation2 GX and Bravo GX, the first airplanes in their class to deliver an all-glass cockpit.

Strong Upside Potential

Early investors will find an exciting opportunity in Mooney Aerospace Group. The Company is moving to restructure its operating procedures to manufacture, sell and maintain its aircraft. Mooney expects to see significant increases in revenues over the next two years, as its business plan takes shape in the growing general aviation market. Mooney is ramping up production of airplanes to meet the demands of its strong order book while taking cost out of manufacturing. Revamping the Company’s high margin customer support services, aggressive promotional campaigns, and first to market-enhancements to Mooney’s M20 line of airplanes position the Company with a strong potential to increase aircraft orders in the near term. With more revenue and reduced unit costs, Mooney is positioned to enhance shareholder value.

Experienced Management Team

J. Nelson Happy, Vice-Chairman and President-After receiving his pilot’s license over 30 years ago, Mr. Happy specialized in aviation law as a partner in Dietrich, Davis, Dicus, Rowlands and Schmitt, and the firm of Happy, Cooling and Herbers, both in Kansas City. He also served as counsel to Patterson, Belknap, Webb & Tyler in New York. As an executive, Mr. Happy led Capital Air (Smyrna TN) as COO, Flight International (Newport News VA) as CEO, and First Chesapeake Group (Hampton VA) as Chairman.

Gretchen Jahn, Chief Executive Officer-Mrs. Jahn has 30 years experience in manufacturing and IT leadership, and has led turnaround efforts in several companies as either an executive or a consultant. She has been the founder, CEO and Chairman of Aegis Analytical Corporation, a manufacturer of performance software for the Pharmaceutical and Biotechnology markets. Earlier she formed and led her own consulting company to guide manufacturing and other firms in process and productivity improvements, ERP system implementation, and positioning operations for growth. Mrs. Jahn is a pilot and has been an airplane owner for 20 years.

Barry Hodkin, Chief Operating Officer-A native of the United Kingdom, Mr. Hodkin is a Fellow of the UK's Chartered Institute of Management Accountants. Mr. Hodkin brings extensive experience of both finance and international manufacturing to Mooney, having previously worked for large multinational such as Rolls Royce, Bobcat (Ingersoll Rand) and Case Corporation. Barry's 27-year industrial experience has included financial roles ranging from Plant Controller through Finance Director and Group Controller and General Management roles from Plant Manager to Executive Vice President.

Tom Gray, Managing Director-Mr. Gray has 35 years of experience in the telecom industry in the USA and Europe: 30 years with Ameritech and 5 years with his own consulting practice (Telecom Expert Group). His experience includes operational management in the fields of operations, marketing, strategy, mergers and acquisitions, due diligence, and company transformation.

David J. Copeland, Vice President of Sales and Marketing -Mr. Copeland has 26 years of aviation industry experience, of which 13 years were spent with Cessna Aircraft Company. He also earned his airline transportation rated pilot’s license and flew for American Airlines for four years

Alan C. Nitchman, Vice President of Customer Support -Mr. Ntichman has over 26 years of experience in leading aviation companies. He began his aviation career in 1978 with the Enstrom Helicopter Corporation, serving as vice president of sales and service before leaving in 1984 to take the post of VP and general manager of the Burnside-Ott Training Center. In 1986 he was named vice president and general manager of The Aviation Collection, Inc., before moving to Denver to become director of line operations for AMR Combs, Inc. In March of 1995, he accepted the role of vice president and general manager of Elliott Aviation's fixed-base operation, and he moved to the company's headquarters in Moline, IL two years later to become executive vice president and chief operating officer.

DISCLAIMER

This is a publication of OTC Financial Network, a financial communications and investor relations company. OTC Financial Network, a division of National Financial Communications Corporation, serves as a special advisor to the featured Company and has received fees for services and expenses for preparation and distribution of materials, including a monthly retainer fee of five thousand dollars plus expenses, paid in cash. This is not an offer to buy or sell securities. Information or opinions in this report are presented solely for informative purposes, and are not intended nor should they be construed as investment advice. The information provided in this report is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation or which would subject us to any registration requirement within such jurisdiction or country. We encourage readers to check with www.nasd.org and call their state security administrator to determine whether a particular security is licensed for sale in your state. Companies mentioned herein may carry a high investment risk; readers should carefully review the companies thoroughly with their registered investment advisor or registered stockbroker. We are not liable for any investment decisions by our readers. We encourage our readers to invest carefully and read the investor information available at the web sites of the U.S. Securities and Exchange Commission (SEC) at www.sec.gov and the National Association of Securities Dealers (NASD) at www.nasd.com. The NASD has published information on how to invest carefully at its web site. Readers can review all public filings by companies at the SEC's EDGAR page. All information within this report is qualified in its entirety by the detailed information and financial statements of the advertised company contained in its regulatory filings with the SEC.The analysis contained herein does not purport to be a complete study of the featured Company or other companies mentioned. Information used and statements of fact have been obtained from the featured Company and other sources, but not verified nor guaranteed by OTC Financial Network as to completeness or accuracy. Such information is subject to change without notice. It should be understood that there is no guarantee past performance will be indicative of future results. Opinions stated herein may be solely OTC Financial Network's or the indicated source's, and not necessarily those of the featured Company. Officers, directors, and employees of OTC Financial Network or National Financial Communications and financial analysts mentioned, and members of their families may hold a position and may, from time to time, trade in these securities for their own accounts. Specific information in this regard will be furnished upon request. Trademarks are the property of their respective owners. (C)2005 OTC Financial Network. All rights reserved. Duplication of this report without the expressed written permission of OTC Financial Network is strictly prohibited. To be placed on OTC Financial Network's mailing list, call: 781-444-6100 or see www.otcfn.com.